Exhibit 99.1

Zoomcar Announces Voting Results from 2026 Annual Meeting of Stockholders

Bengaluru, India, Aug. 13, 2026 (GLOBE NEWSWIRE) -- Zoomcar Holdings, Inc. (OTCQB: ZCAR) (the “Company”), the leading peer-to-peer self-drive car-sharing marketplace in India, today announced the voting results from its 2026 Annual Meeting of Stockholders (the “Annual Meeting”), held virtually on August 11, 2026.

As of the record date of June 26, 2026, 8,488,485 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and 1,630 shares of the Company’s Series A Convertible Preferred Stock, representing 32,600,000 votes on an as-converted basis, were issued and outstanding and eligible to vote. At the Annual Meeting, a quorum of 29,057,930 votes, representing approximately 70.72% of the votes entitled to be cast, was present or represented by proxy. Stockholders voted on the following proposals, each described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on June 26, 2026, as supplemented by Amendment No. 1 thereto filed with the SEC on July 10, 2026:

●	Stockholders approved the ratification of the appointment of Bansal & Co LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026 (28,996,769 votes for, or 99.78% of votes cast);

●	Stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 250,000,000 to 1,990,000,000 shares (the “Authorized Share Increase”) (28,481,008 votes for, representing approximately 69.32% of the total voting power outstanding and entitled to vote, and 4,621,008 votes for on a Common Stock-only basis, representing approximately 54.44% of the Common Stock outstanding, satisfying both applicable voting standards);

●	Stockholders approved the issuance of up to an aggregate of 509,192,089 shares of Common Stock in connection with the Company’s previously announced offer to exchange outstanding warrants for shares of Common Stock (the “Offer to Exchange”) (26,733,885 votes for, or 99.21% of votes cast);

●	Stockholders approved the grant of 1,000,000 restricted shares of Common Stock to Uri Levine, the Company’s Chairman of the Board, as an inducement grant outside of the Company’s equity incentive plan (25,483,044 votes for, or 94.58% of votes cast);

●	Stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding Common Stock at a ratio of between one-for-two and one-for-eight hundred, with the specific ratio and timing, if any, to be determined at the sole discretion of the Company’s Board of Directors (the “Board”) (27,412,960 votes for, representing approximately 66.72% of the total voting power outstanding and entitled to vote); and

●	Stockholders approved a proposal to permit adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies (28,575051 votes for, or 98.33% of votes cast). Adjournment of the Annual Meeting was not necessary.

Following the Annual Meeting, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware effecting the Authorized Share Increase, which became effective upon filing on August 13, 2026.

Complete voting results for each proposal are set forth in the Company’s Current Report on Form 8-K filed with the SEC on August 13, 2026.

No Offer or Solicitation

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO PURCHASE OR A SOLICITATION OF AN OFFER TO SELL ANY SECURITIES. THE OFFER TO EXCHANGE REFERENCED HEREIN IS BEING MADE ONLY PURSUANT TO THE OFFER MATERIALS FILED WITH THE SEC.

The Offer to Exchange is being made only pursuant to the Company’s Tender Offer Statement on Schedule TO, originally filed with the SEC on January 23, 2026, as amended (the “Schedule TO”), and the related offer materials, including the Offer to Exchange, dated January 23, 2026, as amended and restated, in each case as further amended or supplemented from time to time. Holders of the Company’s warrants that are subject to the Offer to Exchange are urged to read the Schedule TO and the related offer materials carefully because they contain important information that holders should consider before making any decision with respect to the Offer to Exchange. Holders may obtain free copies of the Schedule TO and the related offer materials, as well as other documents filed by the Company with the SEC, at the SEC’s website at www.sec.gov.

About Zoomcar

Founded in 2013, Zoomcar (OTCQB: ZCAR) is India’s leading peer-to-peer car-sharing marketplace, connecting vehicle owners (“Hosts”) with customers (“Guests”) seeking flexible and affordable mobility solutions. Zoomcar operates an asset-light platform model and serves millions of users across India.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). You can identify these statements by terminology such as “may,” “should,” “could,” “would,” “will,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “continue,” “potential,” “aim,” “project,” “target,” “seek,” “objective,” and similar expressions, although not all forward-looking statements contain these identifying words. The safe harbor provisions of the PSLRA do not extend to forward-looking statements made in connection with a tender offer, including the Offer to Exchange.

Forward-looking statements in this press release include, without limitation, statements regarding: (i) the anticipated effects of the Authorized Share Increase, including its effect on the Company’s capital structure and its ability to consummate the Offer to Exchange and other financing transactions; (ii) the timing, completion, and settlement of the Offer to Exchange, including the issuance of shares of Common Stock thereunder; (iii) the reverse stock split, including whether, when, and at what ratio the Board may elect to effect it, and its anticipated effects; (iv) the issuance of the inducement grant to the Company’s Chairman of the Board; (v) the Company’s capital structure and financing plans, including its previously announced private placement of Series A units; and (vi) other financial and operational plans, objectives, and expectations discussed herein.

These forward-looking statements are based on current expectations and assumptions that involve risks and uncertainties, and actual results could differ materially from those anticipated due to a variety of factors, including, without limitation: the level of participation in the Offer to Exchange; the Company’s ability to satisfy the conditions to the Offer to Exchange and to complete the Offer to Exchange on the anticipated timeline or at all; the risk that the Board determines not to effect the reverse stock split, or that the reverse stock split, if effected, does not achieve its intended effects; potential dilution to existing stockholders resulting from the Authorized Share Increase, the Offer to Exchange, the Company’s private placement, and any related issuances of convertible, derivative, or warrant securities; risks associated with the Company’s continued trading on the OTC Markets, including potential effects on liquidity, volatility, and the trading price of the Company’s securities; the Company’s ability to satisfy its existing obligations to noteholders and other counterparties; risks relating to the Company’s operations in India and other international markets, including foreign currency exchange rate fluctuations and regulatory, tax, macroeconomic, and political developments; regulatory and legal developments, including securities-law and exchange-related developments; and the other risks and uncertainties described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026, in the Schedule TO and the Offer to Exchange, each as amended, and in the Company’s other filings with the SEC.

You are encouraged to carefully review the Company’s filings with the SEC for a more comprehensive discussion of the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this press release, which speak only as of the date of this press release. Except as required by applicable law, Zoomcar undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances, or otherwise.

Contact: investors@zoomcar.com press@zoomcar.com